Exhibit 10.1
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                                                EVENT NUMBER:  3219107
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                                                               OFFICE USE ONLY
BRITISH               Ministry of Employment and Investment
COLUMBIA                  Energy and Minerals Division          RECEIVED
                              Mineral Titles Branch
                                                                OCT 25 2004
                                                            Gold Commissioner's
                                                                Office
                                                             VANCOUVER, B.C.
                                                                $40.00

                              BILL OF SALE ABSOLUTE

INDICATE TYPE OF TITLE:   [X] Mineral  [_] Placer

MINING DIVISION:     SWEENA
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SELLER                                      PURCHASER

I,  TEUTON RESOURCES CORP.                     PAUL BROCK
  -------------------------------------    -------------------------------------
             (Full Name)                                (Full Name)

    207 - 675 W. HASTINGS ST.                  321 - 255 NEWPORT DRIVE
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          (Mailing Address)                          (Mailing Address)

    VANCOUVER, B.C.                            PORT MOORE             B.C.
---------------------------------------    -------------------------------------
   (City)                (Province)           (City)                (Province)

    V6B 1N2             604 682-3680           V3H 5H1            605 339-7401
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   (Postal Code)        (Telephone)           (Postal Code)        (Telephone)

Client Number:    126630                   Client Number:      147186
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For and in consideration of the sum of        ONE      dollars  ($ 1.00)
                                       ---------------        ------------------

paid to me, do hereby sell the interest as specified below in the following mineral titles:

                                                               PERCENTAGE OF
CLAIM NAME OR LEASE TYPE                 TENURE NUMBER       TITLE BEING SOLD
------------------------                 -------------       ----------------

TETRAHEDRITE 1                            409103                   100
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TETRAHEDRITE 2                            409104                   100
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TETRAHEDRITE 3                            409105                   100
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TETRAHEDRITE 4                            409106                   100
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                                        I  declare  that I have  good  title  to
                                        these  tenures  and every  right to sell
                                        the  same,  in  witness  whereof  I have
                                        today signed my legal name.
Oct. 25, 2004
----------------------------------             /s/ Seller
            (Date)                      ----------------------------------------
                                                (Signature of Seller)*

/s/ Witness
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    (Signature of Witness)
                                        * If a corporation, either the corporate
                                        seal or signature of  a signing  officer
                                        with position in corporation stated.